               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549


                           FORM 8-K


      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



                Date of report: November 14, 1995



                        USAir Group, Inc.
                (Commission file number: 1-8444)

                               and

                           USAir, Inc.
                (Commission file number: 1-8442)
   (Exact names of registrants as specified in their charters)



        Delaware                       USAir Group, Inc. 54-1194634
(State of Incorporation                USAir, Inc.       53-0218143
  of both registrants)        (I.R.S. Employer Identification Nos.)



                        USAir Group, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-5306
                 (Registrant's telephone number)



                           USAir, Inc.
             2345 Crystal Drive, Arlington, VA 22227
            (Address of principal executive offices)
                         (703) 418-7000
                 (Registrant's telephone number)







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Item 5. Other Events

     On November 13, 1995, USAir Group, Inc. ("USAir Group") disseminated a news release in response to UAL Corp.'s ("UAL") announcement that it would not pursue further talks about the possibility of acquiring USAir, Inc. ("USAir"). USAir Group, parent company of USAir, noted that it would continue its efforts to transform USAir's route network and cut USAir's costs and that the discussions with UAL, parent company of United Air Lines Inc., while important, were but one of several strategic alternatives currently being examined.


Item 7. Financial Statements and Exhibits

       (c)     Exhibits

               Designation             Description
               -----------             -----------
                   99          News Release dated November 13,
                               1995, of USAir Group, Inc. related
                               to UAL Corp.'s announcement that it
                               has decided not to pursue further
                               talks with USAir Group, Inc. with
                               respect to possible acquisition of
                               USAir, Inc.


                            SIGNATURES


      Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly autho-rized.

                              USAir Group, Inc.


Date: November 14, 1995       By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer


                              USAir, Inc.


Date: November 14, 1995       By: /s/ John W. Harper
                              ---------------------------------
                              John W. Harper
                              Senior Vice President - Finance
                              and Chief Financial Officer


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                            EXHIBIT 99

USAIR STATEMENT ON UNITED AIRLINES DECISION

     ARLINGTON, Va., November 13, 1995 -- USAir Group Inc. said today that it will move ahead with plans to continue transforming its network and cutting its cost structure.

     "This industry will change in the years ahead; that is inevitable," USAir Chairman and CEO Seth E. Schofield said. "And this airline will be ready and fit to play a leading role in that change."

     "With our return to profitability, we now are able to focus more closely on the transformation of our route structure and continuing cost rationalization. These are the things that will position us to remain in the ranks of the profitable. Our talks with United, while important, were but one of several long-term strategic alternatives being examined."

     Schofield noted that one of the things that the recent round of merger discussions made clear on Wall Street and elsewhere is that the "USAir franchise is sound and has significant value."

     "Business is good. Load factors are setting records month after month. Our on-time record is in the industry's top tier. And we have both the customer base and the technological and management infrastructure to keep us in the forefront as industry transformation takes place," Schofield said.